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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 16, 2002
                                 Date of Report

                          ----------------------------


                          CLASSIC COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


           1-15427                                     74-2630019
   (Commission File Number)                (IRS Employer Identification No.)

                                6151 PALUXY ROAD
                                   BUILDING A
                               TYLER, TEXAS 75703
          (Address of Principal Executive Offices, including Zip Code)

                                 (903) 581-2121
                             (Registrant's Telephone
                          Number, including Area Code)


                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.           OTHER EVENTS.


         On August 16, 2002, the Registrant issued a press release announcing the Official Committee of Unsecured Creditors had filed a proposed plan of reorganization and related disclosure statement on August 14, 2002, with the United States Bankruptcy Court for the District of Delaware in connection with the Registrant's voluntary petition for bankruptcy protection under chapter 11 of the bankruptcy code.

         A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits

         Exhibit 99.1       Press Release, issued August 16, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 16, 2002                  CLASSIC COMMUNICATIONS, INC.


                                        By:    /s/ Jimmie Taylor
                                           -------------------------------------
                                             Jimmie Taylor
                                             Chief Financial Officer



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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
 99.1       Press Release, issued August 16, 2002.